American Funds Global Balanced FundSM Summary prospectus January 1, 2014

Class A	B	C	F-1	F-2	529-A	529-B	529-C
GBLAX	GBLBX	GBLCX	GBLEX	GBLFX	CBFAX	CBFBX	CBFCX

529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
CBFEX	CBFFX	RGBLX	RGBBX	RGBCX	RGBEX	RGBFX	RGBGX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/ prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an e-mail request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated January 1, 2014, are incorporated by reference into this summary prospectus.

Investment objectives

This fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 27 of the prospectus and on page 58 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none
Maximum annual account fee (529 share classes only)	$10	$10	$10	$10	$10	N/A

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C
Management fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.24	1.00	1.00	0.25	none	0.20	1.00	1.00
Other expenses	0.19	0.19	0.23	0.22	0.21	0.30	0.31	0.31
Total annual fund operating expenses	0.93	1.69	1.73	0.97	0.71	1.00	1.81	1.81

	529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
Management fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.50	0.00	1.00	0.75	0.50	0.25	none	none
Other expenses	0.25	0.30	0.17	0.45[2]	0.24	0.17	0.14	0.10
Total annual fund operating expenses	1.25	0.80	1.67	1.70	1.24	0.92	0.64	0.60
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	Estimated based on current fees.

American Funds Global Balanced Fund / Summary prospectus 1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$664	$ 854	$1,060	$1,652
B	672	933	1,118	1,796
C	276	545	939	2,041
F-1	99	309	536	1,190
F-2	73	227	395	883
529-A	691	914	1,154	1,832
529-B	704	1,008	1,237	2,014
529-C	304	608	1,037	2,225
529-E	147	436	744	1,613
529-F-1	102	295	503	1,094
R-1	170	526	907	1,976
R-2	173	536	923	2,009
R-3	126	393	681	1,500
R-4	94	293	509	1,131
R-5	65	205	357	798
R-6	61	192	335	750

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$172	$533	$ 918	$1,796
C	176	545	939	2,041
529-B	204	608	1,037	2,014
529-C	204	608	1,037	2,225

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal investment strategies

As a balanced fund with global scope, the fund seeks to invest in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income, while also constructing the portfolio to protect principal and limit volatility. The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly (at least 40% of its net assets — unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets) in issuers outside the United States.

American Funds Global Balanced Fund / Summary prospectus 2

The fund’s ability to invest in issuers outside the United States includes investing in emerging country issuers.

Normally the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the fund’s equity investments focus on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Normally the fund will invest at least 25% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser).

The fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

American Funds Global Balanced Fund / Summary prospectus 3

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-backed and asset-backed securities — Many types of bonds and other debt securities, including mortgage-backed securities, are subject to prepayment risk as well as the risks associated with investing in debt securities in

American Funds Global Balanced Fund / Summary prospectus 4

general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid slower than expected, the time in which the securities are paid off could be extended. This may reduce the fund’s cash for potential reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The 60%/40% MSCI ACWI/BC Index blends the MSCI All Country World Index with the Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. The Lipper Global Flexible Portfolio Funds Index is an equally weighted index of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

American Funds Global Balanced Fund / Summary prospectus 5

Average annual total returns For the periods ended December 31, 2012 (with maximum sales charge):
Share class	Inception date	1 year	Lifetime
A − Before taxes	2/1/2011	6.29%	2.19%
− After taxes on distributions		5.97	N/A
− After taxes on distributions and sale of fund shares		4.53	N/A

Share classes (before taxes)	Inception date	1 year	Lifetime
B	2/1/2011	6.90%	2.58%
C	2/1/2011	10.86	4.60
F-1	2/1/2011	12.72	5.41
F-2	2/1/2011	13.03	5.66
529-A	2/1/2011	6.21	2.13
529-B	2/1/2011	6.76	2.46
529-C	2/1/2011	10.75	4.49
529-E	2/1/2011	12.40	5.08
529-F-1	2/1/2011	12.89	5.56
R-1	2/1/2011	12.12	4.73
R-2	2/1/2011	11.98	4.69
R-3	2/1/2011	12.41	5.11
R-4	2/1/2011	12.82	5.45
R-5	2/1/2011	13.05	5.71
R-6	2/1/2011	13.10	5.75

Index	1 year	Lifetime (from Class A inception)
MSCI All Country World Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	16.13%	2.20%
Barclays Global Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	4.32	5.00
60%/40% MSCI ACWI/BC Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	11.45	3.56
Lipper Global Flexible Portfolio Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	12.28	2.85
Class A annualized 30-day yield at October 31, 2013: 1.61% (For current yield information, please call American FundsLine® at 800/325-3590.)

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American Funds Global Balanced Fund / Summary prospectus 6

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Eric S. Richter President and Trustee	3 years	Senior Vice President – Capital Research Global Investors
David M. Riley Senior Vice President	3 years	Senior Vice President – Capital Research Global Investors
Mark A. Brett Vice President	3 years	Vice President – Capital Fixed Income Investors, Capital Research Company
L. Alfonso Barroso	1 year	Senior Vice President – Capital Research Global Investors
Robert H. Neithart	3 years	Senior Vice President – Capital Fixed Income Investors, Capital Research and Management Company

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

MFGEIPX-037-0114P Litho in USA CGD/UNL/10148	Investment Company File No. 811-22496

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY